EXHIBIT 99.2
ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2003			2004			2005			2006
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
PERIOD	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)
1. Sales
1st Qtr	-6%	346,722	11%	0%	411,930	19%	19%	546,810	33%	6%	657,271	20%
2nd Qtr	-8%	355,719	8%	-5%	401,346	13%	30%	571,591	42%	0%	658,696	15%
3rd Qtr	-9%	444,979	6%	1%	520,724	17%	25%	704,918	35%	5%	863,448	22%
4th Qtr	-11%	560,389	5%	9%	687,254	23%	28%	961,392	40%

Year	-9%	1,707,810	7%	2%	2,021,253	18%	26%	2,784,711	38%
6 Mos	-7%	702,441	9%	-3%	813,276	16%	24%	1,118,401	38%	3%	1,315,967	18%
9 Mos	-8%	1,147,421	8%	-1%	1,333,999	16%	24%	1,823,319	37%	4%	2,179,415	20%

			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)

2. Cost of Goods Sold
1st Qtr		130,243	37.6%		144,006	35.0%		189,558	34.7%		227,355	34.6%
2nd Qtr		122,068	34.3%		120,429	30.0%		181,931	31.8%		203,438	30.9%
3rd Qtr		167,328	37.6%		184,107	35.4%		239,832	34.0%		295,250	34.2%
4th Qtr		205,001	36.6%		231,487	33.7%		321,974	33.5%

Year		624,640	36.6%		680,029	33.6%		933,295	33.5%
6 Mos		252,311	35.9%		264,435	32.5%		371,489	33.2%		430,793	32.7%
9 Mos		419,639	36.6%		448,542	33.6%		611,321	33.5%		726,043	33.3%

			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)

3. Gross Profit
1st Qtr		216,479	62.4%		267,924	65.0%		357,252	65.3%		429,915	65.4%
2nd Qtr		233,651	65.7%		280,917	70.0%		389,660	68.2%		455,258	69.1%
3rd Qtr		277,651	62.4%		336,617	64.6%		465,086	66.0%		568,198	65.8%
4th Qtr		355,388	63.4%		455,767	66.3%		639,418	66.5%

Year		1,083,169	63.4%		1,341,225	66.4%		1,851,416	66.5%
6 Mos		450,130	64.1%		548,841	67.5%		746,912	66.8%		885,173	67.3%
9 Mos		727,781	63.4%		885,457	66.4%		1,211,998	66.5%		1,453,372	66.7%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
4. Total Stores and Distribution Expense
1st Qtr	137,747	39.7%	165,515	40.2%	222,223	40.6%	258,352	39.3%
2nd Qtr	139,732	39.3%	160,515	40.0%	232,097	40.6%	270,494	41.1%
3rd Qtr	155,937	35.0%	188,381	36.2%	252,947	35.9%	308,456	35.7%
4th Qtr	163,999	29.3%	223,833	32.6%	293,488	30.5%

Year	597,416	35.0%	738,244	36.5%	1,000,755	35.9%
6 Mos	277,479	39.5%	326,030	40.1%	454,320	40.6%	528,846	40.2%
9 Mos	433,417	37.8%	514,411	38.6%	707,267	38.8%	837,302	38.4%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
5. Total Marketing, General and Administrative Expense
1st Qtr	38,238	11.0%	55,784	13.5%	67,146	12.3%	89,699	13.6%
2nd Qtr	38,932	10.9%	51,703	12.9%	67,884	11.9%	85,340	13.0%
3rd Qtr	41,323	9.3%	86,273	16.6%	97,644	13.9%	97,167	11.3%
4th Qtr	37,060	6.6%	66,076	9.6%	80,783	8.4%

Year	155,553	9.1%	259,836	12.9%	313,457	11.3%
6 Mos	77,170	11.0%	107,488	13.2%	135,030	12.1%	175,039	13.3%
9 Mos	118,493	10.3%	193,760	14.5%	232,674	12.8%	272,206	12.5%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
6. Other Operating Income, Net
1st Qtr	(186)	-0.1%	(95)	0.0%	(406)	-0.1%	(2,121)	-0.3%
2nd Qtr	(147)	0.0%	(63)	0.0%	(1,408)	-0.2%	(3,005)	-0.5%
3rd Qtr	(187)	0.0%	(15)	0.0%	(1,379)	-0.2%	(266)	0.0%
4th Qtr	(459)	-0.1%	(4,317)	-0.6%	(2,341)	-0.2%

Year	(979)	-0.1%	(4,490)	-0.2%	(5,534)	-0.2%
6 Mos	(333)	0.0%	(158)	0.0%	(1,814)	-0.2%	(5,126)	-0.4%
9 Mos	(520)	0.0%	(174)	0.0%	(3,193)	-0.2%	(5,392)	-0.2%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

7. Operating Income
1st Qtr	40,680	11.7%	46,720	11.3%	68,289	12.5%	83,985	12.8%
2nd Qtr	55,134	15.5%	68,762	17.1%	91,087	15.9%	102,429	15.6%
3rd Qtr	80,578	18.1%	61,978	11.9%	115,874	16.4%	162,841	18.9%
4th Qtr	154,788	27.6%	170,175	24.8%	267,488	27.8%

Year	331,179	19.4%	347,635	17.2%	542,738	19.5%
6 Mos	95,814	13.6%	115,483	14.2%	159,376	14.3%	186,415	14.2%
9 Mos	176,392	15.4%	177,460	13.3%	275,250	15.1%	349,256	16.0%

	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

8. Interest Income, Net
1st Qtr	(991)	-0.3%	(985)	-0.2%	(1,220)	-0.2%	(3,166)	-0.5%
2nd Qtr	(861)	-0.2%	(1,358)	-0.3%	(1,560)	-0.3%	(2,765)	-0.4%
3rd Qtr	(757)	-0.2%	(1,574)	-0.3%	(1,516)	-0.2%	(3,252)	-0.4%
4th Qtr	(1,099)	-0.2%	(1,299)	-0.2%	(2,376)	-0.2%

Year	(3,708)	-0.2%	(5,216)	-0.3%	(6,672)	-0.2%
6 Mos	(1,852)	-0.3%	(2,343)	-0.3%	(2,780)	-0.2%	(5,931)	-0.5%
9 Mos	(2,609)	-0.2%	(3,919)	-0.3%	(4,296)	-0.2%	(9,183)	-0.4%

	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

9. Pre-tax Income
1st Qtr	41,671	12.0%	47,707	11.6%	69,509	12.7%	87,151	13.3%
2nd Qtr	55,995	15.7%	70,120	17.5%	92,647	16.2%	105,194	16.0%
3rd Qtr	81,335	18.3%	63,552	12.2%	117,390	16.7%	166,093	19.2%
4th Qtr	155,887	27.8%	171,474	25.0%	269,864	28.1%

Year	334,887	19.6%	352,853	17.5%	549,410	19.7%
6 Mos	97,666	13.9%	117,827	14.5%	162,156	14.5%	192,346	14.6%
9 Mos	179,001	15.6%	181,379	13.6%	279,546	15.3%	358,439	16.4%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
	(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)

10. Taxes
1st Qtr	15,886	38.1%	18,390	38.5%	29,150	41.9%	30,911	35.5%
2nd Qtr	21,467	38.3%	27,232	38.8%	35,246	38.0%	39,472	37.5%
3rd Qtr	31,401	38.6%	23,641	37.2%	45,790	39.0%	64,062	38.6%
4th Qtr	61,304	39.3%	67,214	39.2%	105,240	39.0%

Year	130,057	38.8%	136,477	38.7%	215,426	39.2%
6 Mos	37,353	38.2%	45,622	38.7%	64,396	39.7%	70,383	36.6%
9 Mos	68,754	38.4%	69,263	38.2%	110,186	39.4%	134,445	37.5%

	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

11. Net Income
1st Qtr	25,785	7.4%	29,317	7.1%	40,359	7.4%	56,240	8.6%
2nd Qtr	34,528	9.7%	42,888	10.7%	57,401	10.0%	65,722	10.0%
3rd Qtr	49,934	11.2%	39,911	7.7%	71,600	10.2%	102,031	11.8%
4th Qtr	94,583	16.9%	104,260	15.2%	164,624	17.1%

Year	204,829	12.0%	216,376	10.7%	333,984	12.0%
6 Mos	60,313	8.6%	72,205	8.9%	97,760	8.7%	121,963	9.3%
9 Mos	110,247	9.6%	112,116	8.4%	169,360	9.3%	223,994	10.3%

	(% Increase)		(% Increase)		(% Increase)		(% Increase)

12. Net Income
1st Qtr	25,785	11.6%	29,317	13.7%	40,359	37.7%	56,240	39.3%
2nd Qtr	34,528	12.0%	42,888	24.2%	57,401	33.8%	65,722	14.5%
3rd Qtr	49,934	5.6%	39,911	-20.1%	71,600	79.4%	102,031	42.5%
4th Qtr	94,583	1.1%	104,260	10.2%	164,624	57.9%

Year	204,829	5.2%	216,376	5.6%	333,984	54.4%
6 Mos	60,313	11.8%	72,205	19.7%	97,760	35.4%	121,963	24.8%
9 Mos	110,247	8.9%	112,116	1.7%	169,360	51.1%	223,994	32.3%

	(% Increase)		(% Increase)		(% Increase)		(% Increase)

13. Net Income per Diluted Share
1st Qtr	$0.26	13.0%	$0.30	15.4%	$0.45	50.0%	$0.62	37.8%
2nd Qtr	$0.34	13.3%	$0.44	29.4%	$0.63	43.2%	$0.72	14.4%
3rd Qtr	$0.50	6.4%	$0.42	-16.0%	$0.79	88.1%	$1.11	40.5%
4th Qtr	$0.97	3.2%	$1.15	18.6%	$1.80	56.5%

Year	$2.06	6.2%	$2.28	10.7%	$3.66	60.5%
6 Mos	$0.60	13.2%	$0.74	23.3%	$1.07	44.6%	$1.34	25.2%
9 Mos	$1.10	10.0%	$1.16	5.5%	$1.87	61.2%	$2.44	30.5%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
14. Diluted Weighted-Average Shares Outstanding
1st Qtr	99,835		96,872		89,800		91,327
2nd Qtr	100,128		97,590		91,501		91,178
3rd Qtr	99,102		95,351		90,458		92,146
4th Qtr	97,839		90,750		91,275

Year	99,580		95,110		91,221
6 Mos	100,542		97,118		90,946		91,274
9 Mos	100,095		96,522		90,422		91,675

15. Actual Shares Outstanding — End of Period
1st Qtr	98,004		94,788		86,324		87,958
2nd Qtr	96,438		95,773		88,707		88,038
3rd Qtr	96,326		90,556		87,606		88,192
4th Qtr	94,607		86,040		87,726

		(% Increase)		(% Increase)		(% Increase)		(% Increase)
16. Number of Stores — End of Period
1st Qtr	602	18.7%	706	17.3%	783	10.9%	846	8.0%
2nd Qtr	625	17.3%	727	16.3%	804	10.6%	880	9.5%
3rd Qtr	651	16.3%	764	17.4%	820	7.3%	912	11.2%
4th Qtr	700	17.3%	788	12.6%	851	8.0%

		(% Increase)		(% Increase)		(% Increase)		(% Increase)
17. Gross Square Feet — End of Period
1st Qtr	4,392	16.4%	5,065	15.3%	5,573	10.0%	5,974	7.2%
2nd Qtr	4,538	15.3%	5,192	14.4%	5,674	9.3%	6,220	9.6%
3rd Qtr	4,709	14.6%	5,439	15.5%	5,789	6.4%	6,441	11.3%
4th Qtr	5,021	15.2%	5,591	11.4%	6,025	7.8%